                            FRANKLIN RESOURCES, INC.
                               MEDIUM-TERM NOTES



                             DISTRIBUTION AGREEMENT



                                                             April __, 1994


     MERRILL LYNCH & CO.
     Merrill Lynch, Pierce, Fenner & Smith
              Incorporated
     World Financial Center
     North Tower, 10th Floor
     New York, New York  10281-1310

     GOLDMAN, SACHS & CO.
     85 Broad Street
     New York, New York  10004


     Dear Sirs:

          Franklin Resources, Inc., a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Goldman, Sachs & Co. (each referred to as an "Agent" and collectively referred to as the "Agents") with respect to the issue and sale by the Company of its Medium-Term Notes described herein (the "Notes"). The Notes are to be issued pursuant to an indenture (the "Indenture") dated as of April __, 1994 between the Company and Chemical Bank, as trustee (the "Trustee"). As of the date hereof, the Company has authorized the issuance and sale of up to U.S. $300,000,000 aggregate principal amount (or its equivalent, based upon the applicable exchange rate at the time of issuance, in such foreign or composite currencies as the Company shall designate at the time of issuance) (the issue price of any original issue discount obligations being treated as the principal amount thereof) of Notes to or through the Agents pursuant to the terms of this Agreement. It is understood, however, that the Company may from time to time authorize the issuance of additional series of Notes and that such additional Notes may be sold to or through the Agents pursuant to the terms of this Agreement.
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

          This Agreement provides both for the sale of Notes by the Company to an Agent as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the applicable Agent), in which case the applicable Agent will act as an agent of the Company in soliciting Note purchases.

          The Company has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 (No. 33-_____) for the registration of debt securities, including the Notes, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the SEC under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the SEC and the Indenture has been qualified under the Trust Indenture Act of 1939 (the "1939 Act"). Such registration statement (and any further registration statements which may be filed by the Company for the purpose of registering additional Notes and in connection with which this Agreement is included or incorporated by reference as an exhibit) and the prospectus constituting a part thereof, and any prospectus supplements relating to the Notes, including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), or the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively, except that if any revised prospectus shall be provided to the Agents by the Company for use in connection with the offering of the Notes, whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to each Agent for such use.

     SECTION 1.     Appointment as Agents.
                    ---------------------
          (a)  Appointment.  Subject to the terms and conditions stated
               -----------
     herein and subject to the reservation by the Company of the right to sell Notes directly on its own behalf, the Company hereby agrees that Notes will be sold to or through the Agents. Each Agent is authorized to engage the services of any other broker or dealer in connection with the offer or sale of the Notes purchased by such Agent as principal for resale to others but is not authorized to appoint sub-agents. In connection with sales by an Agent of Notes purchased by such Agent as principal to other brokers or dealers, such Agent may allow any portion of the discount it has received in connection with such purchase from the Company to such brokers or dealers. Each Agent is acting in connection with the Notes individually and not collectively or jointly. The Company agrees that, during the period the Agents are acting as the Company's agents hereunder, unless otherwise agreed, the Company will not

















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     contact  or solicit potential investors to purchase the Notes and will not appoint other agents to act on its behalf, or to assist it, in the placement of the Notes.

          (b)  Sale of Notes.  The Company shall not sell or approve the
               -------------
     solicitation of purchases of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the principal amount of Notes registered pursuant to the Registration Statement. The Agents will have no responsibility for maintaining records with respect to the aggregate principal amount of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

          (c)  Purchases as Principal.  The Agents shall not have any
               ----------------------
     obligation to purchase Notes from the Company as principal, but each Agent may agree from time to time to purchase Notes as principal. Any such purchase of Notes by an Agent as principal shall be made in accordance with Section 3(a) hereof.

          (d)  Solicitations  as Agent.  If  agreed upon by  the Agents and
               ----------------------
     the Company, the Agents, acting solely as agents for the Company and not as principal, will solicit purchases of the Notes. Each Agent will communicate to the Company, orally, each offer to purchase Notes solicited by such Agent on an agency basis, other than those offers
     rejected  by such  Agent.   Each Agent  shall have  the right,  in its
     discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be
     deemed  a  breach of  such Agent's  agreement  contained herein.   The
     Company may accept or reject any proposed purchase of the Notes, in whole or in part. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the
     Company.   The Agents shall not  have any liability to  the Company in the event any such agency purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer it has accepted, the Company shall (i) hold the applicable Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwith-standing such default, pay to the applicable Agent any commission to which it would be entitled in connection with such sale.

          (e)  Reliance.  The Company and each Agent agree that any Notes
               --------
     purchased by such Agent shall be purchased, and any Notes the placement of which such Agent arranges shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.
















                                        3
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     SECTION 2.     Representations and Warranties.
                    ------------------------------
          (a) The Company represents and warrants to each Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether to an Agent as principal or through an Agent as agent), as of the date of each delivery of Notes (whether to an Agent as principal or through an Agent as agent) (the date of each such delivery to an Agent as principal being hereafter referred to as a "Settlement Date"), and as of any time that the Registration Statement or the Prospectus shall be amended or supple-mented or there is filed with the SEC any document incorporated by reference into the Prospectus (each of the times referenced above being referred to herein as a "Representation Date") as follows:

                 (i)     Due Incorporation and Qualification.  The Company
                         ------------------------------------
          has  been  duly  incorporated  and  is  validly  existing  as   a
          corporation in good standing under the laws of the state of Delaware with all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the financial condition or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                (ii)     Subsidiaries.    Each  subsidiary  of  the Company
                         ------------
          which is a significant subsidiary (each, a "Significant Subsidiary") as defined in Rule 405 of Regulation C of the 1933 Act Regulations has been duly incorporated and is validly existing as a corpora-tion in good standing under the laws of the jurisdiction of its incorporation, has all requisite power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the financial condition or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except for directors' qualifying shares, is owned by the Company, directly or through subsidiaries, free and clear of any
















                                        4
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          security interest, mortgage, pledge,  lien, encumbrance, claim or equity.

               (iii)     Registration Statement and Prospectus.   At the time
                         -------------------------------------
          the Registration Statement became effective, the Registration Statement complied, and as of each applicable Representation Date will comply, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and
          the rules and  regulations of  the   SEC promulgated  thereunder.
          The Registration Statement, at the time it became effective, did not, and at each time thereafter at which any amendment to the Registration Statement becomes effective or any Annual Report on Form 10-K is filed by the Company with the SEC and as of each Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date hereof does not, and as of each Representation Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
          provided,  however,  that   the  representations  and  warranties
          --------   -------
          in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Agents expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which constitutes the Trustee's Statement of Eligibility and Qualification under the 1939 Act (Form T-1).

                (iv)     Incorporated  Documents.  The documents incorporated
                         ----------------------
          by reference in the Prospectus pursuant to Item 12 of Form S-3, at the time they were or hereafter are filed with the SEC, complied or when so filed will comply, as the case may be, in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder (the "1934 Act Regulations"), and, when read together and with the other information in the Prospectus, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

                 (v)     Accountants.  The accountants who certified the
                         -----------
          financial statements included or incorporated by reference in the Prospectus are independent public accountants within the meaning of the 1933 Act and the 1933 Act Regulations.











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                (vi)     Financial  Statements.  The financial statements and
                         --------------------
          any  supporting schedules  of  the Company  and its  consolidated
          subsidiaries  included  or  incorporated  by  reference   in  the
          Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its con-
          solidated  subsidiaries  as  of  the  dates    indicated  and the
          consolidated  results  of   their  operations  for   the  periods
          specified;  and,  except   as  stated  therein,  said   financial
          statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

               (vii)     Authorization and Validity of this Agreement, the
                         -------------------------------------------------
          Indenture and the  Notes.   This Agreement has been duly authorized,
          -----------------------
          executed   and   delivered  by   the   Company   and,  upon   due
          authorization, execution and delivery by the Agents, will be a valid and legally binding agreement of the Company; the Indenture has been duly authorized, executed and delivered by the Company and, upon due authorization, execution and delivery by the Trustee, will be a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles, and except further as enforcement thereof may be limited by (i) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (ii) governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes have been duly and validly
          authorized  for  issuance,  offer   and  sale  pursuant  to  this
          Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor specified in the Prospectus or agreed upon pursuant to the provisions of this Agreement, the Notes will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights generally or by general equity principles, and except further as enforcement thereof may be limited by (i) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or currency unit judgment in respect of such claim) be converted into U.S. dollars at a rate or exchange prevailing on a date determined pursuant to













                                        6
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          applicable law or (ii) governmental  authority to limit, delay or prohibit the making of payments outside the United States; the Notes and the Indenture will be substantially in the form heretofore delivered to the Agents and conform in all material respects to all statements relating thereto contained in the Prospectus; and each holder of Notes will be entitled to the benefits of the Indenture.

              (viii)     Material Changes or Material Transactions.  Since
                         -----------------------------------------
          the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated therein or contemplated thereby, (a) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business and (b) there have been no material transactions entered into by the Company or any of its subsidiaries other than those in the ordinary course of business.

                (ix)     No Defaults; Regulatory Approvals.  Neither the
                         ---------------------------------
          Company nor any of its Significant Subsidiaries is in violation of its charter or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties may be bound, which violation or default would have a material adverse effect on the financial condition or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; the issuance and sale of the Notes and the compliance by the Company with all the terms and provisions thereof and the execution and delivery of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any such subsidiary is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any law, administrative regulation or administrative or court order or decree; and no consent, approval, authorization, order or decree of any court or governmental agency or body is required for the consummation


















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          by the Company of the transactions contemplated by this Agreement or in connection with the sale of Notes hereunder, except such as have been obtained or rendered, as the case may be, or as may be required under the securities laws of any state or other jurisdiction of the United States (the "Blue Sky" laws).

                  (x)     Regulatory Certificates, Authorities and Permits.
                          ------------------------------------------------
          The Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such certificates, authorities or permits would not have a material adverse effect on the financial condition or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the financial condition or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                (xi)   Legal Proceedings;  Contracts.  Except as may be set
                       ------------------------------
          forth in the Registration Statement, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting, the Company or any of its subsidiaries, which might, in the opinion of the Company, result in any material adverse change in the financial condition or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or might materially and adversely affect the properties or assets thereof or might materially and adversely affect the consummation of this Agreement or the Indenture or any transaction contemplated hereby or thereby; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

                  (xii)       Advisers Act.  Each subsidiary of the Company
                              ------------
          required to be registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is duly registered as an investment adviser with the SEC under the Advisers Act, and in each jurisdiction where the conduct of its business requires such registration, and such subsidiary

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          is  not  prohibited  from  acting as  an  investment  adviser  or carrying on its business  as now conducted or as  contemplated in
          the  Registration  Statement  by  any   applicable  laws,  rules,
          regulations, orders, by-laws or similar requirements.

                  (xiii)   Effect on Business.  Consummation of the
                           ------------------
          transactions contemplated by this Agreement will not adversely affect the ability of the Company or any of its subsidiaries to conduct its business as described in the Registration Statement, including, but not limited to, the rendering of investment advisory services to clients, all of its mutual funds, money market funds and closed-end funds, whether or not such funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rendering of distribution services to any such entities.

                  (xiv)    1940  Act  Registration.   Each investment company
                            ---------------------
          or account for which the Company or any of its subsidiaries acts as investment adviser and which is required to be registered with the SEC as an investment company under the 1940 Act is duly registered with the SEC as an investment company under the 1940 Act.

                  (xv)     Broker-Dealer Registration.   Each subsidiary of
                           --------------------------
          the Company required to be registered as a broker-dealer with the SEC under the 1934 Act is duly registered as a broker-dealer with the SEC under the 1934 Act, and such subsidiary is not prohibited from acting as broker-dealer or carrying on its business as now conducted or as contemplated in the Registration Statement by any applicable laws, rules, regulations, orders, by-laws or similar requirements.

                  (xvi)  Investment Company Status;  Adviser and Broker-Dealer
                         ----------------------------------------------------
          Status.  Neither the Company nor any of its subsidiaries is
          ------
          required  to register with the SEC as an investment company under
          the 1940  Act.   The Company  is not required  to register  as an
          investment adviser with the SEC under the Advisers Act and is not required to register as a broker-dealer with the SEC under the 1934 Act.

                  (xvii) Commodity Exchange Act.  The Notes, when issued,
                         ----------------------
          authenticated and delivered pursuant to the provisions of this Agreement and the Indenture, will be excluded or exempted under the provisions of the Commodity Exchange Act.

                  (xviii)  Business in Cuba.  The Company is in compliance
                           ----------------
          with all of the provisions of Section 517.075 of the Florida statutes, and all rules and regulations promulgated thereunder relating to issuers doing business in Cuba.

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          (b)  Additional Certifications.  Any certificate signed by any
               -------------------------
     director or officer of the Company and delivered to the Agents or to counsel for the Agents in connection with an offering of Notes through an Agent as agent or the sale of Notes to an Agent as principal shall be deemed a representation and warranty by the Company to such Agent as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.

     SECTION 3.     Purchases as Principal; Solicitations as Agent.
                    ----------------------------------------------

          (a)  Purchases as Principal.  Unless otherwise agreed by an Agent
               ----------------------
     and the Company, Notes shall be purchased by such Agent as principal. Such purchases shall be made in accordance with terms agreed upon by such Agent and the Company (which terms shall be agreed upon orally, with written confirmation prepared by such Agent and mailed to the Company). Each Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto. The Agents may engage the services of any other broker or dealer in connection with the resale of the Notes pur-chased as principal and may allow any portion of the discount received in connection with such purchases from the Company to such brokers and dealers. At the time of each purchase of Notes by an Agent as principal, such Agent shall specify the requirements for the stand-off agreement, officer's certificate, opinion of counsel and comfort letter pursuant to Sections 4(k), 7(b), 7(c) and 7(d) hereof.

          (b)  Solicitations as Agent.  On the basis of the representations
               ----------------------
     and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and an Agent, such Agent, as an agent of the Company, will use its reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Company and such Agent.

          The Company reserves the right, in its sole discretion, to suspend solicitation of purchases of the Notes through an Agent, as agent, commencing at any time for any period of time or permanently. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitation of purchases from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

          The Company agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Company as a result of a solicitation made by such Agent as set forth in Schedule A hereto.

          (c)  Administrative  Procedures.   The purchase price, interest rate
               -------------------------
     or formula, maturity date and other terms of the Notes (as applicable) specified in Exhibit A hereto shall be agreed upon by the Company and the applicable Agent and set forth in a pricing supplement to the Prospectus to be prepared in connection with each sale of Notes. Except as may be otherwise provided in such supplement to the Prospec-tus, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Adminis-trative procedures with respect to the sale of Notes shall be agreed upon from time to time by the Agents, the Company and the Trustee (the
     "Procedures").   The  Agents  and the  Company  agree to  perform  the
     respective   duties  and  obligations   specifically  provided  to  be
     performed by them in the Procedures.

     SECTION 4.      Covenants of the Company.
                     ------------------------
          The Company covenants with each Agent as follows:

          (a)  Notice of Certain Events.   The Company will notify the Agents
               ------------------------
     promptly (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the transmittal to the SEC for filing of any supplement to the Prospectus or any document to be filed pursuant to
     the   1934  Act  which  will  be  incorporated  by  reference  in  the
     Prospectus, (iii) of the receipt of any comments from the SEC with respect to the Registration Statement or the Prospectus, (iv) of any request by the SEC for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b)  Notice of Certain Proposed Filings.  The Company will give the
               ----------------------------------
     Agents advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement or any amendment or supplement to the Prospectus (other than an amendment or supplement providing solely for a change in the interest rates of Notes), whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, and will furnish the Agents with copies of any such amendment or supplement or other documents proposed to be filed or prepared a reasonable time in advance of such proposed filing or preparation, as the case may be; provided that if the Company files any such amendment or
             -------- ----
     supplement or other documents in a form to which the Agents or counsel for the Agents shall reasonably object, the Company shall give the Agents and counsel for the Agents advance notice of its intention to do so and the Agents shall have the right to suspend immediately any obligation hereunder to solicit purchases of the Notes as agent or to purchase any Notes as principal.

          (c)  Copies of the Registration Statement and the Prospectus.  The
               -------------------------------------------------------
     Company will deliver to each Agent as many signed and as many con-formed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Agents may reasonably request. The Company will furnish to each Agent as many copies of the Prospectus (as amended or supplemented) as the Agents shall reasonably request so long as the Agents are required to deliver a Prospectus in connection with sales or solicitations of offers to purchase the Notes.

          (d)  Preparation of Pricing Supplements.  The Company will prepare,
               ----------------------------------
     with respect to any Notes to be sold through or to the Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the 1933 Act not later than the close of business of the SEC on the fifth business day after the date on which such Pricing Supplement is first used.

          (e)  Revisions of Prospectus -- Material Changes.  Except as
               -------------------------------------------
     otherwise provided in subsection (l) of this Section, if at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Agents or counsel for the Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act
     Regulations, immediate notice shall be given, and confirmed in writing, to the Agents to cease the solicitation of offers to purchase the Notes in the Agents' capacity as agent and to cease sales of any Notes the Agents may then own as principal, and the Company will promptly amend the Registration Statement and the Prospectus, whether by filing documents pursuant to the 1934 Act, the 1933 Act or other-wise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement and Prospectus comply with such requirements.

          (f)  Prospectus Revisions -- Periodic Financial Information.
               ------------------------------------------------------
     Except as otherwise provided in subsection (1) of this Section, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Company shall furnish such information to the Agents, confirmed in writing, and shall cause the Prospectus to be amended or supplemented to include or incorporate by reference financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understand-ing thereof or as shall be required by the 1933 Act or the 1933 Act Regulations.

          (g)  Prospectus Revisions  --  Audited Financial Information.  Except
               -----------------------------------------------------
     as  otherwise provided in subsection (1) of  this Section, on or prior to the  date on which  there shall be  released to the  general public
     financial  information  included  in   or  derived  from  the  audited
     financial statements of the Company for the preceding fiscal year, the Company shall cause the Registration Statement and the Prospectus to be amended, whether by the filing of documents pursuant to the 1934 Act, the 1933 Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements or as shall be required by the 1933 Act or the 1933 Act Regulations.

          (h)  Earnings Statements.  The Company will make generally
               -------------------
     available to its security holders as soon as practicable, but not later than 90 days, after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering each twelve month period (as contemplated in such Rule 158) beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in such Rule 158) of the Registration Statement with respect to each sale of Notes.

          (i)  Blue Sky Qualifications.  The Company will endeavor, in
               -----------------------
     cooperation with the Agents, to qualify the Notes for offering and sale under the applicable Blue Sky laws of such states and other jurisdictions of the United States as the Agents may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided. The Company will promptly advise the Agents of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

          (j)  1934 Act Filings.  The Company, during the period when the
               ----------------
     Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act.

          (k)  Stand-Off  Agreement.  Unless otherwise specified by an Agent
               -------------------
     in connection with a purchase by it of Notes as principal, between the date of the agreement to purchase such Notes and the Settlement Date with respect to such purchase, the Company will not, without such Agent's prior written consent, offer or sell, or enter into any agreement to sell, any debt securities of the Company (other than the Notes that are to be sold pursuant to such agreement and commercial paper in the ordinary course of business).

          (l)  Suspension of Certain Obligations.  The Company shall not be
               ---------------------------------
     required to comply with the provisions of subsections (e), (f) or (g) of this Section during any period from the time (i) the Agents shall have suspended solicitation of purchases of the Notes in its capacity as agent pursuant to a request from the Company and (ii) the Agents shall not then hold any Notes purchased as principal pursuant hereto, until the time the Company shall determine that solicitation of pur-chases of the Notes should be resumed or the Agent shall subsequently purchase Notes from the Company as principal.

     SECTION 5.     Conditions of Obligations.
                    -------------------------
          The obligations of each Agent to purchase Notes as principal and to solicit offers to purchase the Notes as agent of the Company, and the obligations of any purchasers of the Notes sold through each Agent as agent, will be subject to the accuracy of the representations and warranties on the part of the Company herein and to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all its covenants and agreements herein contained and to the following additional conditions precedent:

          (a)  Legal Opinions.  On the date hereof, the Agents shall have
               --------------
     received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

               (1)  Opinion of Company Counsel.  The opinion of Weil, Gotshal
                    --------------------------
          & Manges, special counsel to the Company or of Harmon E. Burns, Esq., Executive Vice President, Legal and Administrative, of the Company, to the effect that:

                 (i) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

                (ii) The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the Registration Statement.

               (iii) The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character of its activities requires such qualification, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure of the Company to be so qualified and be in good standing would not have a material adverse effect on the financial condition or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

                (iv) Each Significant Subsidiary of the Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to own, lease and operate its properties and carry on its business as described in the Registration Statement, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character of its activities requires such qualification, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure of each such Significant Subsidiary to be so qualified and be in good standing would not have a material adverse effect on the financial condition or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable, and, except for directors' qualifying shares, is owned by the Company, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

                (v) The execution, delivery and performance of this Agreement by the Company has been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly and validly executed and delivered by the Company.

                (vi) The Company has all requisite corporate power and authority to execute and delivery the Indenture. The execution, delivery and performance of the Indenture by the Company has been duly and validly authorized by all necessary corporate action on the part of the Company. The Indenture has been duly and validly executed and delivered by the Company and (assuming the Indenture has been duly authorized, executed and delivered by the Trustee) constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting enforcement of creditors' rights and remedies, and subject as to enforceability to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except as enforcement thereof may be limited by
               (A) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or foreign currency unit judgment in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments in foreign currency or currency units or payments outside the United States.

               (vii) The Company has all requisite corporate power and authority to execute and deliver the Notes; the Notes, in the form(s) certified by the Company as of the date hereof, have been duly and validly authorized by all necessary corporate action on the part of the Company for issuance, offer and sale pursuant to this Agreement and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture against payment of the consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting enforcement of creditors' rights and remedies, and subject as to enforceability to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law in equity) and except as enforcement thereof may be limited by
               (A) requirements that a claim with respect to any Notes denominated other than in U.S. dollars (or a foreign currency or foreign currency unit judgment in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (B) governmental authority to limit, delay or prohibit the making of payments in foreign currency or currency units or payments outside the United States, and each holder of the Notes will be entitled to the benefits of the Indenture.

               (viii)  The statements  in the Prospectus  under the captions
               "Description  of  the   Notes"  and  "Description   of  Debt
               Securities" insofar as they purport to summarize certain provisions of documents specifically referred to therein, are accurate summaries of such provisions in all material respects.

               (ix)  The Indenture is qualified under the 1939 Act.

               (x) The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge (which may be based on telephonic confirmation from the Commission), no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the SEC.

               (xi) At the time the Registration Statement became effective, the Registration Statement complied as to form in all material respects with the requirements of the 1933 Act, the 1939 Act and the regulations under each of those Acts (except that no opinion is expressed with respect to the financial statements and notes thereto, the financial statement schedules and other statistical and accounting data included or incorporated by reference therein).

               (xii)   The Notes, in  the form(s) certified  by  the
               Company  as   of   the  date   hereof,  when   issued,
               authenticated and delivered pursuant to the provisions of this Agreement and the Indenture, will be excluded or exempted from the provisions of the Commodity Exchange Act, assuming the accuracy of any certifications of factual matters furnished by the Agents or the Company in connection with the issuance thereof.

               (xiii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Prospectus, other than those disclosed therein, and all pending legal or
               governmental  proceedings  to  which  the  Company   or  any
               subsidiary of the Company is a party or of which any of their property is the subject which are not described in the
               Registration    Statement,   including    ordinary   routine
               litigation incidental to the business of the Company or any such subsidiary, are, considered in the aggregate, not material.

               (xiv)   Neither   the   Company   nor   any   of  its
               Significant Subsidiaries is in violation of its charter or, to the best of such counsel's knowledge, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note or lease to which it is a party or by which it or any of them or their properties may be bound. The consummation by the Company of the transactions contemplated herein and in the Indenture have been duly authorized by all necessary corporate action on the part of the Company, and the execution and delivery of this Agreement or of the Indenture, or the consummation by the Company of the transactions contemplated herein and therein, will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, any contract, indenture, mortgage, loan agree-ment, note, lease or other instrument known to such counsel and to which the Company or any such subsidiary is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any such subsidiary is subject, or any law, administrative regulation or administrative or court decree known to such counsel to be applicable to the Company of any court or governmental agency, authority or body or any arbitrator having jurisdiction over the Company; nor will such action result in any violation of the provisions of the charter or by-laws of the Company.

                (xv) To the best of such counsel's knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments or documents required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct.

               (xvi) No consent, approval, authorization, order or decree of any court or governmental agency or body (including the SEC) is required for the consummation by the Company of the transactions contemplated by this Agreement or in connection with the sale of Notes hereunder, except such as have been obtained or rendered, as the case may be, or as may be required under Blue Sky laws.

               (xvii)  Each   subsidiary  of  the  Company  required  to  be
               registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is duly registered as an investment adviser with the SEC under the Advisers Act, and in each jurisdiction where the conduct of its business requires such registration, and such subsidiary is not prohibited from acting as an investment adviser or carrying on its business as now conducted or as contemplated in the
               Registration   Statement  by  any  applicable  laws,  rules,
               regulations, orders, by-laws or similar requirements.

               (xviii) Each investment company or account for which the Company or any of its subsidiaries acts as investment adviser and which is required to be registered with the SEC as an investment company under the 1940 Act is duly registered with the SEC as an investment company under the 1940 Act.

               (xix) Each subsidiary of the Company required to be registered as a broker-dealer with the SEC under the 1934 Act is duly registered as a broker-dealer with the SEC under the 1934 Act, and such subsidiary is not prohibited from acting as broker-dealer or carrying on its business as now conducted or as contemplated in the Registration Statement by any applicable laws, rules, regulations, orders, by-laws or similar requirements.

                (xx) Neither the Company nor any of its subsidiaries is required to register with the SEC as an investment company under the 1940 Act. The Company is not required to register as an investment adviser with the SEC under the Advisers Act and is not required to register as a broker-dealer with the SEC under the 1934 Act.

               (xxi) Each document filed pursuant to the 1934 Act and incorporated by reference in the Prospectus complied when filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations thereunder.

               (xxii) The information contained in the Prospectus under the caption "Certain United States Federal Income Tax

               Considerations" to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

               (2)  Opinion of Counsel to the Agents.  The opinion of Brown
                    --------------------------------
          & Wood, counsel to the Agents, covering the matters referred to in subparagraph (1) under the subheadings (i) and (v) to (xi), inclusive, above.

               (3) In giving their opinions required by subsection (a)(1) and (a)(2) of this Section, Weil, Gotshal & Manges and Brown & Wood shall each additionally state that no facts have come to their attention that would lead them to believe that the Registration Statement, at the time it became effective or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company with the SEC subsequent to the effectiveness of the Registration Statement, then at the time such amendment became effective or at the time of the most recent such filing, as the case may be, or at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as amended or supplemented at the date hereof, or (if such opinion is being delivered in connection with the purchase of Notes by an Agent as principal pursuant to Section 7(c) hereof) at the date of any agreement by such Agent to purchase Notes as principal and at the Settlement Date with respect thereto, as the case may be, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that no belief need be expressed as to the financial statements and notes thereto, the financial statement schedules and other financial, statistical and accounting data included or incorporated by reference in the Registration Statement or the Prospectus.

          (b)  Officers' Certificate.  At the date hereof, the Agents shall
               ---------------------
     have received a certificate of the President or any Vice President and the chief financial or chief accounting officer of the Company, dated as of the date hereof, to the effect that (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus or since the date of any agreement by an Agent to purchase Notes as principal, there has not been any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) the other representations and warranties of the Company contained in Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Company has performed or complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, and (iv) that no stop order suspending the effec-tiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the SEC.

          (c)  Comfort Letter.  On the date hereof, the Agents shall have
               --------------
     received a letter from Coopers & Lybrand, dated as of the date hereof and in form and substance satisfactory to the Agents to the effect that:

                 (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations.

                (ii) In their opinion, the consolidated financial state-ments and supporting schedule(s) of the Company and its subsidiaries examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations with respect to regis-tration statements on Form S-3 and the 1934 Act and the 1934 Act Regulations.

               (iii) They have performed specified procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Company and its indicated subsidiaries, a reading of the minute books of the Company and such subsidiaries since the end of the most recent fiscal year with respect to which an audit report has been issued, inquiries of and discussions with certain officials of the Company and such subsidiaries responsible for financial and accounting matters with respect to the unaudited consolidated financial statements included or incorporated by reference in the Registration Statement and Prospectus and the latest available interim unaudited financial statements of the Company and its subsidiaries, and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that: (A) the unaudited consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act
          Regulations or were not fairly presented in conformity with generally accepted accounting principles in the United States applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference therein, or (B) at a specified date not more than five days prior to the date of such letter, there was any change in the consolidated capital stock or any increase in consolidated long-term debt of the Company and its subsidiaries or any decrease in the consolidated net assets of the Company and its subsidiaries, in each case as compared with the amounts shown on the most recent consolidated balance sheet of the Company and its subsidiaries included or incorporated by reference in the Regis-tration Statement and Prospectus or, during the period from the date of such balance sheet to a specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or net income of the Company and its subsidiaries, except in each such case as set forth in or contemplated by the Registration Statement and Prospectus or except for such exceptions enumerated in such letter as shall have been agreed to by the Agents and the Company.

                (iv)  In addition  to the examination referred  to in their report included or incorporated by reference in the Registration Statement and the Prospectus, and the limited procedures referred to in clause (iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by the Agents, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

          (d)  Other Documents.  On the date hereof and on each Settlement
               ---------------
     Date, counsel to the Agents shall have been furnished with such docu-ments and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment in all material respects of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

          If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, at the option of the applicable Agent, any applicable agreement by such Agent to purchase Notes as principal) may be terminated by the Agents by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in Section 4(h) hereof, the provisions concerning payment of expenses under Section 10 hereof, the indemnity and contribution agreement set forth in Sections 8 and 9 hereof, the provisions concerning the representations, warranties and agreements to survive delivery of Section 11 hereof, the provisions relating to governing law set forth in Section 14 and the provisions set forth under "Parties" of Section 15 hereof shall remain in effect.

     SECTION 6.     Delivery of and Payment for Notes Sold through the
                    --------------------------------------------------
                    Agents.
                    ------
          Delivery of Notes sold through an Agent as agent shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds. If a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, the applicable Agent shall promptly notify the Company and deliver the Note to the Company, and, if such Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to such Agent. If such failure occurred for any reason other than default by an Agent in the performance of its obligations hereunder, the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company's account.

     SECTION 7.       Additional Covenants of the Company.
                      -----------------------------------
          The Company covenants and agrees with each Agent that:

          (a)  Reaffirmation of Representations and Warranties.  Each
               -----------------------------------------------
     acceptance by it of an offer for the purchase of Notes (whether to an Agent as principal or through an Agent as agent), and each delivery of Notes to an Agent (whether to an Agent as principal or through an Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or its agent, or to such Agent, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

          (b)  Subsequent Delivery of Certificates.  Each time that (i) the
               -----------------------------------
     Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates of Notes or similar changes, and, unless the Agents shall otherwise specify, other than by an amendment or supplement which relates exclusively to an offering of debt securities other than the Notes), (ii) there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of debt securities under the Registration Statement, unless the Agents shall otherwise specify), (iii) (if required in connection with the purchase of Notes by an Agent as principal) the Company sells Notes to an Agent as principal or (iv) the Company issues and sells Notes in a form not previously certified to the Agents by the Company, the Company shall furnish or cause to be furnished to the Agents forthwith a certificate dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form reasonably satisfactory to the Agents and of the same tenor as the certificate referred to in said Section 5(b), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supple-mented to the time of delivery of such certificate.

          (c)  Subsequent Delivery of  Legal Opinions.  Each time  that (i)
               -------------------------------------
     the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates of the Notes or similar changes or solely for the inclusion of additional financial information, and, unless the Agents shall otherwise specify, other than by an amendment or supplement which relates exclusively to an offering of debt securities other than the Notes), (ii) there is filed with the SEC any document incorporated by reference into the Pro-spectus (other than any Current Report on Form 8-K, unless the Agents shall otherwise specify), or (iii) (if required in connection with the purchase of Notes by an Agent as principal) the Company sells Notes to an Agent as principal, the Company shall furnish or cause to be furnished forthwith to the Agents and to counsel to the Agents a written opinion of Harmon E. Burns, Esq., Executive Vice President, Legal and Administrative, of the Company, or other counsel satisfactory to the Agents dated the date of filing with the SEC of such supplement or document, the date of effectiveness of such amendment, or the date of such sale, as the case may be, in form and substance reasonably satisfactory to the Agents, or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agents with a letter to the effect that the Agents may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

          (d)  Subsequent Delivery of Comfort Letters.  Each time that (i)
               --------------------------------------
     the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information or there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K, unless the Agents shall otherwise specify) which contains additional financial information, or (ii) (if required in connection with the purchase of Notes by an Agent as principal) the Company sells Notes to an Agent as principal, the Company shall cause Coopers & Lybrand forthwith to furnish such Agent a letter, dated the date of effectiveness of such amendment, supplement or document with the SEC, or the date of such sale, as the case may be, in form reasonably satisfactory to such Agent, of the same tenor as the letter referred to in Section 5(c) hereof but modified to relate to the Registration Statement and Prospectus, as amended and supplemented to the date of such letter, and with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration
                               --------  -------
     Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Coopers & Lybrand may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in the reasonable judgment of the Agents, such letter should cover such other information.

     SECTION 8.     Indemnification.
                    ---------------
          (a)  Indemnification of the Agents.  The Company agrees to
               -----------------------------
     indemnify and hold harmless each Agent and each person, if any, who controls each Agent within the meaning of Section 15 of the 1933 Act as follows:

                (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

             (iii) against any and all expense whatsoever, as incurred, (including the fees and disbursements of counsel chosen by the Agents) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

          provided, however, that this indemnity agreement shall not apply to
          --------  -------
          any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by either of the Agents expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

          (b)  Indemnification of Company.  Each Agent severally agrees to
               --------------------------
     indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Agents expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

          (c)  General.  Each indemnified party shall give prompt notice in
               -------
     writing to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel of record) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     SECTION 9.     Contribution.
                    ------------
          In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section
     8 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Agents shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Agents, as incurred, in such proportions that each Agent is responsible for that portion represented by the percentage that the total commissions and underwriting discounts received by such Agent to the date of such liability bears to the total sales price from the sale of Notes sold to or through such Agent to the date of such liability, and the Company is responsible for the balance; provided, however, that no person
                                             --------  -------
     guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls each Agent within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of
     Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

     SECTION 10.    Payment of Expenses.
                    -------------------
          The Company will pay all expenses incident to the performance of its obligations under this Agreement, including:

          (a) The preparation and filing of the Registration Statement and all amendments thereto and the Prospectus and any amendments or supplements thereto;

          (b)  The preparation, filing and reproduction of this Agreement;

          (c) The preparation, printing, issuance and delivery of the Notes, including any fees and expenses relating to the use of book-entry notes;

          (d) The fees and disbursements of the Company's accountants and counsel, of the Trustee and its counsel, and of any Calculation Agent or Exchange Rate Agent;

          (e) The reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the program relating to the Notes and incurred from time to time in connection with the transactions contemplated hereby;

          (f) The qualification of the Notes under the Blue Sky laws in accordance with the provisions of Section 4(i) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky Survey;

          (g) The printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, and the delivery by the Agents of the Prospectus and any amendments or supplements thereto in connection with solicitations or confirmations of sales of the Notes;

          (h) The preparation, printing, reproducing and delivery to the Agents of copies of the Indenture and all supplements and amendments thereto;

          (i) Any fees charged by rating agencies for the rating of the Notes;

          (j) The fees and expenses incurred in connection with the listing of the Notes on any securities exchange;

          (k) The fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.;

          (l) Any advertising and other out-of-pocket expenses of the Agents incurred with the prior written consent of the Company;

          (m) The cost of providing any CUSIP or other identification numbers for the Notes; and

          (n) The fees and expenses of any Depositary (as defined in the Indenture) and any nominees thereof in connection with the Notes.

     SECTION 11.    Representations, Warranties and Agreements to Survive
                    -----------------------------------------------------
                    Delivery.
                    --------
          All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of the Agents, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

     SECTION 12.    Termination.
                    -----------
          (a)  Termination of this Agreement.  This Agreement (excluding any
               -----------------------------
     agreement hereunder by an Agent to purchase Notes as principal) may be terminated for any reason, at any time by either the Company or an Agent (as to such Agent) upon the giving of 30 days' written notice of such termination to the other party hereto.

          (b)  Termination of Agreement to Purchase Notes as Principal.  Each
               -------------------------------------------------------
     Agent may terminate any agreement hereunder by such Agent to purchase Notes as principal, immediately upon notice to the Company, at any time prior to the Settlement Date relating thereto (i) if there has been, since the date of such agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the judgment of such Agent, impracticable to market the Notes or enforce contracts for the sale of the Notes, or
     (iii) if trading in any securities of the Company has been suspended by the SEC or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the SEC or any other governmental authority, or if a banking moratorium shall have been declared by either Federal, New York or Delaware authorities or if a banking moratorium shall have been declared by the relevant authorities in the country or countries of origin of any foreign currency or currencies in which the Notes are denominated or payable, or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of any applicable principal purchase shall have been lowered since that date or if any such rating agency shall have publicly announced that it has placed any debt securities of the Company on what is commonly termed a "watch list" for possible downgrading, or (v) if there shall have come to such Agent's attention any facts that would cause such Agent reasonably to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading, or (vi) if the Company shall have filed any amendment or supplement or other documents in a form to which such Agent or counsel to the Agents shall have reasonably objected in accordance with Section 4(b) hereof. As used in this Section 12(b), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Notes.

          (c)  General.  In the event of any such termination, neither party
               -------
     will have any liability to the other party hereto, except that (i) the applicable Agent shall be entitled to any commission earned in accordance with the third paragraph of Section 3(b) hereof, (ii) if at the time of termination (a) the applicable Agent shall own any Notes purchased by it as principal with the intention of reselling them or
     (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 4(h) hereof, the provisions of Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

     SECTION 13.    Notices.
                    -------
          Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

          If to the Company:

               Franklin Resources, Inc.
               777 Mariners Island Blvd.
               San Mateo, California  94404

               Attention: Martin L. Flanagan
               Fax:  (415) 312-3528
               With a copy to:
               Harmon E. Burns
               Fax:  (415) 312-2804

          If to Merrill Lynch:

               Merrill Lynch & Co.
               Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated
               North Tower - 10th Floor
               World Financial Center
               New York, New York  10281-1310
               Attention:  MTN Product Management
               Fax:  (212) 449-2234

          If to Goldman, Sachs & Co.:

               Goldman, Sachs & Co.
               85 Broad Street
               New York, New York  10004
               Attention:  Credit Department
               Fax: (212) 363-7609

     or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

     SECTION 14.    Governing Law; Forum.
                    --------------------
          This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. Any suit, action or proceeding brought by the Company against the Agents in connection with or arising under this Agreement shall be brought solely in the state or federal court of appropriate jurisdiction located in the Borough of Manhattan, The City of New York.

     SECTION 15.    Parties.
                    -------
          This Agreement shall inure to the benefit of and be binding upon the Agents and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 8 and 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

          If the foregoing is in accordance with the Agents' understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Agents and the Company in accordance with its terms.

                                        Very truly yours,

                                        FRANKLIN RESOURCES, INC.


                                        By:
                                            -------------------------------
                                            Name:
                                            Title:

     Accepted:

     MERRILL LYNCH, PIERCE, FENNER & SMITH
                           INCORPORATED


     By:
          --------------------------------
          Name:
          Title:





          --------------------------------
          GOLDMAN, SACHS & CO.

                                                                  EXHIBIT A

          The following terms, if applicable, shall be agreed to by the applicable Agent and the Company in connection with each sale of
     Notes:

          Principal Amount: $_______
               (or principal amount of foreign currency)

          Interest Rate:
               If Fixed Rate Note, Interest Rate:

               If Floating Rate Note:
                 Interest Rate Basis:
                 Initial Interest Rate:
                 Spread or Spread Multiplier, if any:
                 Interest Reset Date(s):
                 Interest Payment Date(s):
                 Index Maturity:
                 Maximum Interest Rate, if any:
                 Minimum Interest Rate, if any:
                 Interest Reset Period:
                 Interest Payment Period:
                 Calculation Agent:

          If Redeemable:
            Initial Redemption Date:
            Initial Redemption Percentage:
            Annual Redemption Percentage Reduction:
          If Repayable:
            Optional Repayment Date(s):

          Date of Maturity:
          Purchase Price:  ___%
          Settlement Date and Time:
          Currency of Denomination:
          Denominations (if currency is other than U.S. dollar):
          Currency of Payment:
          Additional Terms:

     Also, in connection with the purchase of Notes by an Agent as principal, agreement as to whether the following will be required:

          Officer's Certificate pursuant to Section 7(b) of the Distribution Agreement.
          Legal Opinion pursuant to Section 7(c)of the Distribution Agree-ment.
          Comfort Letter pursuant to Section 7(d) of the Distribution
     Agreement.
          Stand-off Agreement pursuant to Section 4(k) of the Distribution Agreement.

                                   SCHEDULE A

          As compensation for the services of the Agents hereunder, the Company shall pay to the applicable Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

                                                  PERCENT OF
     MATURITY RANGES                        PRINCIPAL AMOUNT
     ---------------                        ----------------
     From 9 months to less than 1 year . . . .       .125%

     From 1 year to less than 18 months  . . .       .150%

     From 18 months to less than 2 years . . .       .200%

     From 2 years to less than 3 years . . . .       .250%

     From 3 years to less than 4 years . . . .       .350%

     From 4 years to less than 5 years . . . .       .450%

     From 5 years to less than 6 years . . . .       .500%

     From 6 years to less than 7 years . . . .       .550%

     From 7 years to less than 10 years  . . .       .600%

     From 10 years to less than 15 years . . .       .625%

     From 15 years to less than 20 years . . .       .700%

     From 20 years to less than 30 years . . .       .750%

     From 30 years to 40 years . . . . . . . .       .875%